UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2016

Arrhythmia Research Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into Material Definitive Agreement.

On October 11, 2016, Arrhythmia Research Technology, Inc. (the “Company”), with the consent of all seven investors, amended the terms of its $500,000 Subordinated Promissory Notes (“Notes”) and Warrants, which were originally issued as part of private offering on December 19, 2013.  The Amendment provided each investor with the option to extend the maturity date of their Note and the expiration date of their unexercised Warrants.

Six of the seven investors elected to extend the maturity dates of their respective Notes, aggregating to  $450,000, from December 18, 2016 to December 31, 2018. Additionally, the expiration date of 70,000 unexercised warrants slated to expire on December 18, 2016, were also extended to December 31, 2018.  The terms of the Note of the investor electing not to extend, remains unchanged.  This investor has no unexercised warrants.

The extended Notes will bear interest on the unpaid principal at a simple annual interest rate equal to 10% per annum during the extension period,  December 19, 2016 to December 31, 2018.  Interest only shall be payable in cash on a quarterly basis. Each investor entered into a Subordination Agreement with the initial offering which remains in effect throughout the extension period.  The Subordination Agreements provide that the indebtedness pursuant to the Notes shall be subordinated to all indebtedness of the Company pursuant to its March 2013 multi-year credit facility with a Massachusetts based bank.

The initial offering provided that for every $50,000 in principal amount of Note, each investor received a Warrant to purchase 10,000 shares of common stock (collectively, the “Warrants”). The Warrants are exercisable during the period commencing six months after issuance and for three years from issuance, at an exercise price equal to $3.51 per share, namely, the closing market price of the Company’s common stock on the day prior to the closing date of the offering. Five of the six investors who are extending the maturity date of their Notes, collectively possess Warrants to purchase 70,000 shares of common stock at an exercise price equal to $3.51 per share.

The foregoing descriptions of the Amendment to the Notes and the Amendment to the Warrants are qualified in their entirety by the forms of the amendments which are attached as Exhibits 4.1 and 4.3, respectively, and the form of Subordination Agreement referenced as Exhibit 4.2 hereto.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above of this Form 8-K regarding the private placement is incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference.

The Notes and Warrants were offered and sold to “accredited investors” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an exemption from registration under the Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D. The Company paid no underwriting discounts or commissions in connection with the offering.

Item 9.01.  Financial Statements and Exhibits.

(d)Exhibits

ExhibitDescription

4.1Form of Amended and Restated Subordinated Promissory Note

4.2Form of Subordination Agreement (incorporated herein by reference to Exhibit 4.2 of Current Report on Form 8-K filed on December 23, 2013)

4.3Form of Amendment No. 1 to Warrant to Purchase Shares of Common Stock

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

Date: October 17, 2016	By:	/s/ Salvatore Emma, Jr.
Salvatore Emma, Jr.

EXHIBIT INDEX

ExhibitDescription

4.1Form of Amended and Restated Subordinated Promissory Note

4.2Form of Subordination Agreement (incorporated herein by reference to Exhibit 4.2 of Current Report on Form 8-K filed on December 23, 2013)

4.3Form of Amendment No. 1 to Warrant to Purchase Shares of Common Stock